Flag Investors – Equity Opportunity Fund

Flag Investors – Income Opportunity Fund

Supplement dated July 24, 2008 to the Prospectus dated March 1, 2008 as supplemented March 13, 2008, May 5, 2008 and June 2, 2008

Fund Management: Change In Control

Alex. Brown Investment Management LLC (“ABIM”) serves as the investment adviser to the Flag Investors – Equity Opportunity Fund and the Flag Investors – Income Opportunity Fund (the “Funds”), series of Forum Funds (the “Trust”), pursuant to an Investment Advisory Agreement (the “Agreement”) between ABIM and the Trust with respect to the Funds. The respective owners of ABIM and Brown Investment Advisory Incorporated (“Brown”) have agreed to a transaction (the “Transaction”) which will result in ABIM becoming affiliated with Brown. Brown is an investment adviser and manager with assets under management, together with its affiliates, of approximately $8.3 billion as of June 30, 2008. It is anticipated that the Transaction will close on July 31, 2008 or shortly thereafter.

The consummation of the Transaction will result in a change in control of ABIM and an assignment and automatic termination of the Agreement. At a special meeting of the Trust’s Board of Trustees (the “Board”) held on July 23, 2008, the Board terminated the Agreement effective July 30, 2008 and approved an Interim Investment Advisory Agreement between ABIM and the Trust with respect to the Funds (the “Interim Agreement”), to become effective July 31, 2008. Under the Interim Agreement, ABIM will continue to serve as investment adviser to the Funds following the closing of the Transaction and for up to 150 days thereafter.

Following the closing of the Transaction, it is anticipated that the Board will be asked to approve, at a meeting on August 27, 2008, a new investment advisory agreement for the Flag Investors – Equity Opportunity Fund (the “Equity Fund”) between ABIM and the Trust with respect to the Equity Fund (the “New Agreement”), and preparations for a meeting of the Equity Fund’s shareholders to vote on the approval of the New Agreement.

Closure and Liquidation of Flag Investors – Income Opportunity Fund

On July 23, 2008, the Board approved a plan to liquidate and terminate the Flag Investors – Income Opportunity Fund (the “Income Fund”), upon recommendation by ABIM. Given the limited number of shareholders currently in the Income Fund and the anticipated growth of the shareholder base, ABIM does not believe that it is feasible to operate the Income Fund in a cost effective manner. As such, the Board concluded that it would be in the best interests of the Income Fund and its shareholders to liquidate and terminate the Income Fund.

In anticipation of the liquidation, the Income Fund will no longer accept purchases or exchanges into the Income Fund beginning on July 25, 2008. Following that date, the Income Fund will begin to wind down its operations and liquidate its assets. During this time, the Income Fund may hold a substantial portion of its portfolio in cash or cash equivalents, as described in the Prospectus under “Temporary Defensive Position”. On or about September 30, 2008 (the “Liquidation Date”), the Income Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Income Fund will terminate.

Please note that you may exchange your shares of the Income Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of the Equity Fund or for shares of the same class of any of the Brown Advisory Funds, a family of mutual funds advised by Brown that are also series of the Trust. No sales load will be charged on any such exchanges. Special procedures will apply to exchanges into the Brown Advisory Funds. In addition, in such exchanges – which are redemptions of Income Fund shares followed by purchases of Brown Advisory Fund shares – the purchase will be processed on the business day following the redemption, rather than on the same day. For more information, for a list of the Brown Advisory Funds available for exchange, or to obtain a prospectus, please call Brown Advisory Funds at 800-540-6807. Before exchanging into a fund, you should obtain and read the fund’s prospectus. Please see “Exchange Privileges” in the Prospectus for more information. You also may redeem your shares of the Income Fund at any time prior to the Liquidation Date. In general, exchanges and redemptions are taxable events. If you own Income Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Income Fund’s liquidation and determine its tax consequences.

For more information, please contact Flag Investors Funds at 888-767-FLAG (3524).